The Bank of New York Mellon Corporation

Financial Supplement

Second Quarter 2022

THE BANK OF NEW YORK MELLON CORPORATION
CONSOLIDATED FINANCIAL HIGHLIGHTS
(dollars in millions, except per common share amounts, or unless otherwise noted)						2Q22 vs.				YTD22 vs.
	2Q22	1Q22	4Q21	3Q21	2Q21	1Q22	2Q21	YTD22	YTD21	YTD21
Selected income statement data
Fee and other revenue	$3,430	$3,228	$3,338	$3,394	$3,315	6%	3%	$6,658	$6,581	1%
Net interest revenue	824	698	677	641	645	18	28	1,522	1,300	17
Total revenue	4,254	3,926	4,015	4,035	3,960	8	7	8,180	7,881	4
Provision for credit losses	47	2	(17)	(45)	(86)	N/M	N/M	49	(169)	N/M
Noninterest expense	3,112	3,006	2,967	2,918	2,778	4	12	6,118	5,629	9
Income before income taxes	1,095	918	1,065	1,162	1,268	19	(14)	2,013	2,421	(17)
Provision for income taxes	231	153	196	219	241	51	(4)	384	462	(17)
Net income	$864	$765	$869	$943	$1,027	13%	(16)%	$1,629	$1,959	(17)%
Net income applicable to common shareholders of The Bank of New York Mellon Corporation	$835	$699	$822	$881	$991	19%	(16)%	$1,534	$1,849	(17)%
Diluted earnings per common share	$1.03	$0.86	$1.01	$1.04	$1.13	20%	(9)%	$1.88	$2.10	(10)%
Average common shares and equivalents outstanding – diluted (in thousands)	813,590	813,986	817,345	849,028	873,475	—%	(7)%	813,894	879,409	(7)%

Financial ratios (Returns are annualized)
Pre-tax operating margin	26%	23%	27%	29%	32%			25%	31%
Return on common equity	9.3%	7.6%	8.6%	8.8%	9.8%			8.4%	9.2%
Return on tangible common equity – Non-GAAP (a)	19.2%	15.4%	17.2%	16.8%	18.6%			17.2%	17.3%
Non-U.S. revenue as a percentage of total revenue	36%	35%	38%	38%	38%			35%	38%

Period end
Assets under custody and/or administration (“AUC/A”) (in trillions) (b)	$43.0	$45.5	$46.7	$45.3	$45.0	(5)%	(4)%
Assets under management (“AUM”) (in trillions)	$1.94	$2.27	$2.43	$2.31	$2.32	(15)%	(17)%
Full-time employees	50,800	49,600	49,100	48,900	48,800	2%	4%
Book value per common share	$44.73	$45.76	$47.50	$47.30	$47.20
Tangible book value per common share – Non-GAAP (a)	$22.02	$22.76	$24.31	$24.88	$25.64
Cash dividends per common share	$0.34	$0.34	$0.34	$0.34	$0.31
Common dividend payout ratio	33%	40%	34%	34%	28%
Closing stock price per common share	$41.71	$49.63	$58.08	$51.84	$51.23
Market capitalization	$33,706	$40,091	$46,705	$42,811	$44,220
Common shares outstanding (in thousands)	808,103	807,798	804,145	825,821	863,174

Capital ratios at period end (c)
Common Equity Tier 1 ("CET1") ratio	10.0%	10.1%	11.2%	11.7%	12.6%
Tier 1 capital ratio	12.8%	12.9%	14.0%	14.4%	15.2%
Total capital ratio	13.6%	13.7%	14.9%	15.2%	16.0%
Tier 1 leverage ratio	5.2%	5.3%	5.5%	5.7%	6.0%
Supplementary leverage ratio ("SLR")	6.2%	6.2%	6.6%	7.0%	7.5%
(a) Non-GAAP information, for all periods presented, excludes goodwill and intangible assets, net of deferred tax liabilities. See "Explanation of GAAP and Non-GAAP Financial Measures" beginning on page 18 for the reconciliation of Non-GAAP measures.

(b) Includes the AUC/A of CIBC Mellon Global Securities Services Company ("CIBC Mellon"), a joint venture with the Canadian Imperial Bank of Commerce, of $1.5 trillion at June 30, 2022 and $1.7 trillion at March 31, 2022, Dec. 31, 2021, Sept. 30, 2021 and June 30, 2021.

(c) Regulatory capital ratios for June 30, 2022 are preliminary. For our CET1, Tier 1 capital and Total capital ratios, our effective capital ratios under the U.S. capital rules are the lower of the ratios as calculated under the Standardized and Advanced Approaches, which for June 30, 2022 was the Advanced Approaches, for March 31, 2022 and Dec. 31, 2021 was the Standardized Approach, and for Sept. 30, 2021 and June 30, 2021 was the Standardized Approach for the CET1 and Tier 1 capital ratios and the Advanced Approaches for the Total capital ratio.

N/M – Not meaningful.

THE BANK OF NEW YORK MELLON CORPORATION
CONDENSED CONSOLIDATED INCOME STATEMENT

(dollars in millions, except per share amounts; common shares in thousands)						2Q22 vs.				YTD22 vs.
	2Q22	1Q22	4Q21	3Q21	2Q21	1Q22	2Q21	YTD22	YTD21	YTD21
Revenue
Investment services fees	$2,206	$1,993	$2,061	$2,091	$2,076	11%	6%	$4,199	$4,132	2%
Investment management and performance fees	833	883	896	913	889	(6)	(6)	1,716	1,779	(4)
Foreign exchange revenue	222	207	199	185	184	7	21	429	415	3
Financing-related fees	44	45	47	48	48	(2)	(8)	89	99	(10)
Distribution and servicing fees	34	30	28	28	27	13	26	64	56	14
Total fee revenue	3,339	3,158	3,231	3,265	3,224	6	4	6,497	6,481	—
Investment and other revenue	91	70	107	129	91	N/M	N/M	161	100	N/M
Total fee and other revenue	3,430	3,228	3,338	3,394	3,315	6	3	6,658	6,581	1
Net interest revenue	824	698	677	641	645	18	28	1,522	1,300	17
Total revenue	4,254	3,926	4,015	4,035	3,960	8	7	8,180	7,881	4
Provision for credit losses	47	2	(17)	(45)	(86)	N/M	N/M	49	(169)	N/M
Noninterest expense
Staff	1,623	1,702	1,633	1,584	1,518	(5)	7	3,325	3,120	7
Software and equipment	405	399	379	372	365	2	11	804	727	11
Professional, legal and other purchased services	379	370	390	363	363	2	4	749	706	6
Sub-custodian and clearing	131	118	120	129	132	11	(1)	249	256	(3)
Net occupancy	125	122	133	120	122	2	2	247	245	1
Distribution and servicing	90	79	75	76	73	14	23	169	147	15
Business development	43	30	44	22	22	43	95	73	41	78
Bank assessment charges	37	35	30	34	35	6	6	72	69	4
Amortization of intangible assets	17	17	19	19	20	—	(15)	34	44	(23)
Other	262	134	144	199	128	96	105	396	274	45
Total noninterest expense	3,112	3,006	2,967	2,918	2,778	4	12	6,118	5,629	9
Income before income taxes	1,095	918	1,065	1,162	1,268	19	(14)	2,013	2,421	(17)
Provision for income taxes	231	153	196	219	241	51	(4)	384	462	(17)
Net income	864	765	869	943	1,027	13	(16)	1,629	1,959	(17)
Net loss (income) attributable to noncontrolling interests	5	8	(6)	4	(5)	N/M	N/M	13	(10)	N/M
Preferred stock dividends	(34)	(74)	(41)	(66)	(31)	N/M	N/M	(108)	(100)	N/M
Net income applicable to common shareholders of The Bank of New York Mellon Corporation	$835	$699	$822	$881	$991	19%	(16)%	$1,534	$1,849	(17)%

Average common shares and equivalents outstanding: Basic	810,903	809,469	811,463	844,088	869,460	—%	(7)%	810,233	876,006	(8)%
Diluted	813,590	813,986	817,345	849,028	873,475	—%	(7)%	813,894	879,409	(7)%

Earnings per common share: Basic	$1.03	$0.86	$1.01	$1.04	$1.14	20%	(10)%	$1.89	$2.11	(10)%
Diluted	$1.03	$0.86	$1.01	$1.04	$1.13	20%	(9)%	$1.88	$2.10	(10)%
N/M – Not meaningful.

THE BANK OF NEW YORK MELLON CORPORATION
CONDENSED CONSOLIDATED BALANCE SHEET

	2022		2021
(in millions)	June 30	March 31	Dec. 31	Sept. 30	June 30
Assets
Cash and due from banks	$5,185	$6,143	$6,061	$6,752	$5,154
Interest-bearing deposits with the Federal Reserve and other central banks	125,372	135,691	102,467	126,959	126,355
Interest-bearing deposits with banks	16,639	18,268	16,630	20,057	21,270
Federal funds sold and securities purchased under resale agreements	22,940	27,131	29,607	28,497	29,762
Securities	150,844	153,396	158,705	157,274	155,906
Trading assets	10,759	14,703	16,577	17,854	15,520
Loans	69,347	68,052	67,787	64,328	63,547
Allowance for loan losses	(181)	(171)	(196)	(233)	(269)
Net loans	69,166	67,881	67,591	64,095	63,278
Premises and equipment	3,354	3,359	3,431	3,422	3,442
Accrued interest receivable	548	467	457	464	492
Goodwill	17,271	17,462	17,512	17,420	17,487
Intangible assets	2,934	2,968	2,991	2,941	2,964
Other assets	27,609	26,342	22,409	24,798	25,333
Total assets	$452,621	$473,811	$444,438	$470,533	$466,963
Liabilities
Deposits	$325,813	$345,565	$319,694	$343,139	$338,670
Federal funds purchased and securities sold under repurchase agreements	11,434	13,181	11,566	11,973	12,425
Trading liabilities	5,595	5,587	5,469	5,152	6,451
Payables to customers and broker-dealers	25,769	26,608	25,150	26,002	23,704
Other borrowed funds	520	312	749	767	451
Accrued taxes and other expenses	5,011	4,534	5,767	5,609	5,213
Other liabilities	9,724	10,626	6,721	8,796	8,626
Long-term debt	27,610	25,246	25,931	25,043	25,629
Total liabilities	411,476	431,659	401,047	426,481	421,169
Temporary equity
Redeemable noncontrolling interests	154	155	161	178	169
Permanent equity
Preferred stock	4,838	4,838	4,838	4,541	4,541
Common stock	14	14	14	14	14
Additional paid-in capital	28,316	28,258	28,128	28,075	28,006
Retained earnings	37,644	37,088	36,667	36,125	35,540
Accumulated other comprehensive loss, net of tax	(5,307)	(3,881)	(2,213)	(2,003)	(1,670)
Less: Treasury stock, at cost	(24,521)	(24,518)	(24,400)	(23,151)	(21,150)
Total The Bank of New York Mellon Corporation shareholders’ equity	40,984	41,799	43,034	43,601	45,281
Nonredeemable noncontrolling interests of consolidated investment management funds	7	198	196	273	344
Total permanent equity	40,991	41,997	43,230	43,874	45,625
Total liabilities, temporary equity and permanent equity	$452,621	$473,811	$444,438	$470,533	$466,963

THE BANK OF NEW YORK MELLON CORPORATION
FEE AND OTHER REVENUE

						2Q22 vs.				YTD22 vs.
(dollars in millions)	2Q22	1Q22	4Q21	3Q21	2Q21	1Q22	2Q21	YTD22	YTD21	YTD21
Investment services fees	$2,206	$1,993	$2,061	$2,091	$2,076	11%	6%	$4,199	$4,132	2%
Investment management and performance fees:
Investment management fees (a)	828	849	864	892	875	(2)	(5)	1,677	1,725	(3)
Performance fees	5	34	32	21	14	N/M	(64)	39	54	(28)
Total investment management and performance fees (b)	833	883	896	913	889	(6)	(6)	1,716	1,779	(4)
Foreign exchange revenue	222	207	199	185	184	7	21	429	415	3
Financing-related fees	44	45	47	48	48	(2)	(8)	89	99	(10)
Distribution and servicing fees	34	30	28	28	27	13	26	64	56	14
Total fee revenue	3,339	3,158	3,231	3,265	3,224	6	4	6,497	6,481	—
Investment and other revenue:
(Loss) income from consolidated investment management funds	(24)	(20)	9	(7)	13	N/M	N/M	(44)	30	N/M
Seed capital (losses) gains (c)	(24)	(8)	12	7	18	N/M	N/M	(32)	21	N/M
Other trading revenue (loss)	45	5	(6)	20	(1)	N/M	N/M	50	(8)	N/M
Renewable energy investment (losses)	(44)	(44)	(37)	(42)	(41)	N/M	N/M	(88)	(122)	N/M
Corporate/bank-owned life insurance	28	33	45	33	29	N/M	N/M	61	62	N/M
Other investments gains (d)	78	61	55	70	23	N/M	N/M	139	34	N/M
Disposal gains	—	—	—	7	6	N/M	N/M	—	6	N/M
Expense reimbursements from joint venture	26	27	23	25	25	N/M	N/M	53	48	N/M
Other income	6	12	5	14	17	N/M	N/M	18	27	N/M
Net securities gains	—	4	1	2	2	N/M	N/M	4	2	N/M
Total investment and other revenue	91	70	107	129	91	N/M	N/M	161	100	N/M
Total fee and other revenue	$3,430	$3,228	$3,338	$3,394	$3,315	6%	3%	$6,658	$6,581	1%
(a) Excludes seed capital gains (losses) related to consolidated investment management funds.
(b) On a constant currency basis (Non-GAAP), investment management and performance fees decreased 3% compared with 2Q21. See "Explanation of GAAP and Non-GAAP Financial Measures" beginning on page 18 for the reconciliation of this Non-GAAP measure.

(c) Includes gains (losses) on investments in BNY Mellon funds which hedge deferred incentive awards.
(d) Includes strategic equity, private equity and other investments.
N/M – Not meaningful.

THE BANK OF NEW YORK MELLON CORPORATION
AVERAGE BALANCES AND INTEREST RATES
	2Q22		1Q22		4Q21		3Q21		2Q21
	Average balance	Average rate	Average balance	Average rate	Average balance	Average rate	Average balance	Average rate	Average balance	Average rate
(dollars in millions; average rates are annualized)
Assets
Interest-earning assets:
Interest-bearing deposits with the Federal Reserve and other central banks	$102,844	0.38%	$100,303	0.01%	$105,065	(0.06)%	$108,110	(0.07)%	$114,564	(0.09)%
Interest-bearing deposits with banks (primarily foreign banks)	18,097	0.74	17,181	0.33	18,818	0.23	20,465	0.22	22,465	0.20
Federal funds sold and securities purchased under resale agreements (a)	24,212	1.91	27,006	0.56	27,780	0.45	29,304	0.44	27,857	0.36
Loans	69,036	2.15	66,810	1.57	64,650	1.55	61,206	1.55	60,520	1.57
Securities:
U.S. government obligations	41,267	1.07	40,868	0.74	39,169	0.73	36,255	0.73	33,212	0.71
U.S. government agency obligations	64,939	1.59	67,055	1.46	69,691	1.35	70,199	1.34	72,809	1.34
State and political subdivisions (b)	2,065	2.13	2,337	2.16	2,569	2.11	2,628	2.07	2,768	1.94
Other securities (b)	43,635	1.31	45,541	1.02	47,493	0.97	47,334	0.94	47,451	0.95
Total investment securities (b)	151,906	1.37	155,801	1.15	158,922	1.10	156,416	1.09	156,240	1.10
Trading securities (b)	4,687	1.91	6,085	1.43	6,447	0.93	5,564	0.53	6,639	0.72
Total securities (b)	156,593	1.39	161,886	1.16	165,369	1.09	161,980	1.07	162,879	1.08
Total interest-earning assets (b)	$370,782	1.25%	$373,186	0.84%	$381,682	0.76%	$381,065	0.73%	$388,285	0.71%
Noninterest-earning assets	66,841		67,016		67,956		65,696		64,044
Total assets	$437,623		$440,202		$449,638		$446,761		$452,329

Liabilities and equity
Interest-bearing liabilities:
Interest-bearing deposits	$219,124	0.16%	$223,243	(0.07)%	$231,086	(0.08)%	$233,363	(0.08)%	$239,466	(0.08)%
Federal funds purchased and securities sold under repurchase agreements (a)	12,610	2.47	12,864	0.36	12,421	0.07	13,415	0.08	13,773	(0.17)
Trading liabilities	3,231	1.25	3,372	0.53	3,019	0.28	2,821	0.11	2,282	0.38
Other borrowed funds	437	2.14	458	2.36	517	1.80	383	2.53	298	2.21
Commercial paper	5	1.61	4	0.09	—	—	11	0.07	—	—
Payables to customers and broker-dealers	16,592	0.21	16,661	0.01	16,414	(0.01)	16,648	(0.01)	16,811	(0.01)
Long-term debt	26,195	2.22	25,588	1.53	25,932	1.36	25,751	1.39	25,275	1.43
Total interest-bearing liabilities	$278,194	0.48%	$282,190	0.11%	$289,389	0.07%	$292,392	0.07%	$297,905	0.05%
Total noninterest-bearing deposits	91,893		90,179		91,535		85,581		85,802
Other noninterest-bearing liabilities	26,354		25,419		25,481		24,164		23,317
Total The Bank of New York Mellon Corporation shareholders’ equity	41,037		42,201		42,968		44,296		44,934
Noncontrolling interests	145		213		265		328		371
Total liabilities and equity	$437,623		$440,202		$449,638		$446,761		$452,329
Net interest margin		0.89%		0.75%		0.71%		0.67%		0.67%
Net interest margin (FTE) – Non-GAAP (c)		0.89%		0.76%		0.71%		0.68%		0.67%
(a) Includes the average impact of offsetting under enforceable netting agreements of approximately $33 billion for 2Q22, $53 billion for 1Q22, $54 billion for 4Q21, $47 billion for 3Q21 and $41 billion for 2Q21. On a Non-GAAP basis, excluding the impact of offsetting, the yield on federal funds sold and securities purchased under resale agreements would have been 0.80% for 2Q22, 0.19% for 1Q22, 0.15% for 4Q21, 0.17% for 3Q21 and 0.15% for 2Q21. On a Non-GAAP basis, excluding the impact of offsetting, the rate on federal funds purchased and securities sold under repurchase agreements would have been 0.68% for 2Q22, 0.07% for 1Q22, 0.01% for 4Q21, 0.02% for 3Q21 and (0.04)% for 2Q21. We believe providing the rates excluding the impact of netting is useful to investors as it is more reflective of the actual rates earned and paid.

(b) Average rates were calculated on an FTE basis, at tax rates of approximately 21%.
(c) See "Explanation of GAAP and Non-GAAP Financial Measures" beginning on page 18 for the reconciliation of this Non-GAAP measure.

THE BANK OF NEW YORK MELLON CORPORATION
CAPITAL AND LIQUIDITY

	2022		2021
(dollars in millions)	June 30	March 31	Dec. 31	Sept. 30	June 30
Consolidated regulatory capital ratios (a)
Standardized Approach:
CET1 capital	$17,067	$17,579	$18,746	$19,844	$21,456
Tier 1 capital	21,821	22,335	23,485	24,292	25,896
Total capital	23,364	23,835	24,972	25,816	27,464
Risk-weighted assets	169,669	173,629	167,608	169,216	169,885

CET1 ratio	10.1%	10.1%	11.2%	11.7%	12.6%
Tier 1 capital ratio	12.9	12.9	14.0	14.4	15.2
Total capital ratio	13.8	13.7	14.9	15.3	16.2

Advanced Approaches:
CET1 capital	$17,067	$17,579	$18,746	$19,844	$21,456
Tier 1 capital	21,821	22,335	23,485	24,292	25,896
Total capital	23,110	23,582	24,722	25,534	27,183
Risk-weighted assets	169,913	169,091	165,067	167,607	169,380

CET1 ratio	10.0%	10.4%	11.4%	11.8%	12.7%
Tier 1 capital ratio	12.8	13.2	14.2	14.5	15.3
Total capital ratio	13.6	13.9	15.0	15.2	16.0

Tier 1 leverage ratio:
Average assets for Tier 1 leverage ratio	$418,463	$420,778	$430,102	$427,461	$432,954
Tier 1 leverage ratio	5.2%	5.3%	5.5%	5.7%	6.0%

SLR:
Leverage exposure	$352,259	$361,464	$354,033	$347,856	$346,455
SLR	6.2%	6.2%	6.6%	7.0%	7.5%

Average liquidity coverage ratio	111%	109%	109%	111%	110%
(a) Regulatory capital ratios for June 30, 2022 are preliminary. For our CET1, Tier 1 capital and Total capital ratios, our effective capital ratios under the U.S. capital rules are the lower of the ratios as calculated under the Standardized and Advanced Approaches, which for June 30, 2022 was the Advanced Approaches, for March 31, 2022 and Dec. 31, 2021 was the Standardized Approach, and for Sept. 30, 2021 and June 30, 2021 was the Standardized Approach for the CET1 and Tier 1 capital ratios and the Advanced Approaches for the Total capital ratio.

THE BANK OF NEW YORK MELLON CORPORATION
SECURITIES SERVICES BUSINESS SEGMENT

						2Q22 vs.				YTD22 vs.
(dollars in millions)	2Q22	1Q22	4Q21	3Q21	2Q21	1Q22	2Q21	YTD22	YTD21	YTD21
Revenue:
Investment services fees:
Asset Servicing	$995	$999	$984	$979	$960	—%	4%	$1,994	$1,913	4%
Issuer Services	309	141	253	281	281	119	10	450	527	(15)
Total investment services fees	1,304	1,140	1,237	1,260	1,241	14	5	2,444	2,440	—
Foreign exchange revenue	155	148	148	125	129	5	20	303	301	1
Other fees (a)	54	41	28	30	25	32	116	95	55	73
Total fee revenue	1,513	1,329	1,413	1,415	1,395	14	8	2,842	2,796	2
Investment and other revenue	36	74	53	73	38	N/M	N/M	110	68	N/M
Total fee and other revenue	1,549	1,403	1,466	1,488	1,433	10	8	2,952	2,864	3
Net interest revenue	457	377	367	349	354	21	29	834	710	17
Total revenue	2,006	1,780	1,833	1,837	1,787	13	12	3,786	3,574	6
Provision for credit losses	13	(10)	(7)	(19)	(58)	N/M	N/M	3	(108)	N/M
Noninterest expense (ex. amortization of intangible assets)	1,647	1,502	1,481	1,535	1,393	10	18	3,149	2,804	12
Amortization of intangible assets	9	8	9	8	7	13	29	17	15	13
Total noninterest expense	1,656	1,510	1,490	1,543	1,400	10	18	3,166	2,819	12
Income before income taxes	$337	$280	$350	$313	$445	20%	(24)%	$617	$863	(29)%

Total revenue by line of business:
Asset Servicing	$1,534	$1,512	$1,456	$1,437	$1,382	1%	11%	$3,046	$2,806	9%
Issuer Services	472	268	377	400	405	76	17	740	768	(4)
Total revenue by line of business	$2,006	$1,780	$1,833	$1,837	$1,787	13%	12%	$3,786	$3,574	6%

Financial ratios:
Pre-tax operating margin	17%	16%	19%	17%	25%			16%	24%

Memo: Securities lending revenue (b)	$45	$39	$45	$45	$42	15%	7%	$84	$83	1%
(a) Other fees primarily include financing-related fees.
(b) Included in investment services fees reported in the Asset Servicing line of business.
N/M – Not meaningful.

THE BANK OF NEW YORK MELLON CORPORATION
SECURITIES SERVICES BUSINESS SEGMENT

						2Q22 vs.				YTD22 vs.
(dollars in millions, unless otherwise noted)	2Q22	1Q22	4Q21	3Q21	2Q21	1Q22	2Q21	YTD22	YTD21	YTD21
Selected balance sheet data:
Average loans	$11,386	$10,150	$9,764	$8,389	$8,485	12%	34%	$10,772	$8,430	28%
Average assets (a)	$219,797	$220,889	$229,511	$226,930	$231,152	—%	(5)%	$220,340	$229,620	(4)%
Average deposits	$191,191	$192,156	$200,272	$198,680	$203,147	(1)%	(6)%	$191,671	$201,505	(5)%

Selected metrics:
AUC/A at period end (in trillions) (b)(c)	$31.0	$33.7	$34.6	$33.8	$33.7	(8)%	(8)%
Market value of securities on loan at period end (in billions) (d)	$441	$449	$447	$443	$456	(2)%	(3)%
(a) In business segments where average deposits are greater than average loans, average assets include an allocation of investment securities equal to the difference.
(b) June 30, 2022 information is preliminary.
(c) Consists of AUC/A primarily from the Asset Servicing line of business and, to a lesser extent, the Issuer Services line of business. Includes the AUC/A of CIBC Mellon of $1.5 trillion at June 30, 2022 and $1.7 trillion at March 31, 2022, Dec. 31, 2021, Sept. 30, 2021 and June 30, 2021.

(d) Represents the total amount of securities on loan in our agency securities lending program. Excludes securities for which BNY Mellon acts as agent on behalf of CIBC Mellon clients, which totaled $70 billion at June 30, 2022, $78 billion at March 31, 2022, $71 billion at Dec. 31, 2021, $68 billion at Sept. 30, 2021 and $63 billion at June 30, 2021.

THE BANK OF NEW YORK MELLON CORPORATION
MARKET AND WEALTH SERVICES BUSINESS SEGMENT

						2Q22 vs.				YTD22 vs.
(dollars in millions)	2Q22	1Q22	4Q21	3Q21	2Q21	1Q22	2Q21	YTD22	YTD21	YTD21
Revenue:
Investment services fees:
Pershing	$479	$433	$412	$427	$439	11%	9%	$912	$898	2%
Treasury Services	176	170	170	168	160	4	10	346	324	7
Clearance and Collateral Management	240	243	236	228	228	(1)	5	483	454	6
Total investment services fees	895	846	818	823	827	6	8	1,741	1,676	4
Foreign exchange revenue	22	26	21	23	23	(15)	(4)	48	44	9
Other fees (a)	46	34	31	31	32	35	44	80	69	16
Total fee revenue	963	906	870	877	882	6	9	1,869	1,789	4
Investment and other revenue	11	—	6	13	21	N/M	N/M	11	28	N/M
Total fee and other revenue	974	906	876	890	903	8	8	1,880	1,817	3
Net interest revenue	340	296	297	283	289	15	18	636	578	10
Total revenue	1,314	1,202	1,173	1,173	1,192	9	10	2,516	2,395	5
Provision for credit losses	4	(2)	(3)	(16)	(19)	N/M	N/M	2	(48)	N/M
Noninterest expense (ex. amortization of intangible assets)	700	706	670	665	647	(1)	8	1,406	1,320	7
Amortization of intangible assets	2	2	4	3	5	—	(60)	4	14	(71)
Total noninterest expense	702	708	674	668	652	(1)	8	1,410	1,334	6
Income before income taxes	$608	$496	$502	$521	$559	23%	9%	$1,104	$1,109	—%

Total revenue by line of business:
Pershing	$636	$570	$553	$566	$590	12%	8%	$1,206	$1,195	1%
Treasury Services	373	338	331	326	319	10	17	711	636	12
Clearance and Collateral Management	305	294	289	281	283	4	8	599	564	6
Total revenue by line of business	$1,314	$1,202	$1,173	$1,173	$1,192	9%	10%	$2,516	$2,395	5%

Financial ratios:
Pre-tax operating margin	46%	41%	43%	44%	47%			44%	46%
(a) Other fees primarily include financing-related fees.
N/M – Not meaningful.

THE BANK OF NEW YORK MELLON CORPORATION
MARKET AND WEALTH SERVICES BUSINESS SEGMENT

						2Q22 vs.				YTD22 vs.
(dollars in millions, unless otherwise noted)	2Q22	1Q22	4Q21	3Q21	2Q21	1Q22	2Q21	YTD22	YTD21	YTD21
Selected balance sheet data:
Average loans	$42,391	$42,113	$40,812	$39,041	$38,360	1%	11%	$42,253	$36,736	15%
Average assets (a)	$141,952	$141,183	$143,816	$143,630	$144,297	1%	(2)%	$141,570	$146,546	(3)%
Average deposits	$94,716	$95,704	$100,653	$101,253	$102,896	(1)%	(8)%	$95,207	$104,976	(9)%

Selected metrics:
AUC/A at period end (in trillions) (b)(c)	$11.8	$11.6	$11.8	$11.2	$11.1	2%	6%

Pershing
AUC/A at period end (in trillions) (b)	$2.2	$2.5	$2.6	$2.6	$2.8	(12)%	(21)%
Net new assets (U.S. platform) (in billions) (d)	$16	$18	$69	$13	$47	N/M	N/M
Average active clearing accounts (in thousands)	7,432	7,432	7,334	7,259	7,290	—%	2%

Treasury Services
Average daily U.S. dollar payment volumes	237,763	240,403	245,634	232,144	230,346	(1)%	3%

Clearance and Collateral Management
Average tri-party collateral management balances (in billions)	$5,207	$5,026	$4,972	$4,516	$3,898	4%	34%
(a) In business segments where average deposits are greater than average loans, average assets include an allocation of investment securities equal to the difference.
(b) June 30, 2022 information is preliminary.
(c) Consists of AUC/A from the Clearance and Collateral Management and Pershing lines of business.
(d) Net new assets represent net flows of assets (e.g., net cash deposits and net securities transfers, including dividends and interest) in customer accounts in Pershing LLC, a U.S. broker-dealer.
N/M – Not meaningful.

THE BANK OF NEW YORK MELLON CORPORATION
INVESTMENT AND WEALTH MANAGEMENT BUSINESS SEGMENT

						2Q22 vs.				YTD22 vs.
(dollars in millions)	2Q22	1Q22	4Q21	3Q21	2Q21	1Q22	2Q21	YTD22	YTD21	YTD21
Revenue:
Investment management fees	$825	$848	$864	$893	$876	(3)%	(6)%	$1,673	$1,726	(3)%
Performance fees	5	34	32	21	14	N/M	(64)	39	54	(28)
Investment management and performance fees (a)	830	882	896	914	890	(6)	(7)	1,712	1,780	(4)
Distribution and servicing fees	51	32	28	28	28	59	82	83	56	48
Other fees (b)	(31)	1	22	20	16	N/M	N/M	(30)	38	N/M
Total fee revenue	850	915	946	962	934	(7)	(9)	1,765	1,874	(6)
Investment and other revenue (c)	(13)	(8)	23	23	18	N/M	N/M	(21)	21	N/M
Total fee and other revenue (c)	837	907	969	985	952	(8)	(12)	1,744	1,895	(8)
Net interest revenue	62	57	51	47	47	9	32	119	95	25
Total revenue	899	964	1,020	1,032	999	(7)	(10)	1,863	1,990	(6)
Provision for credit losses	—	(3)	(6)	(7)	(4)	N/M	N/M	(3)	—	N/M
Noninterest expense (ex. amortization of intangible assets)	685	748	741	684	669	(8)	2	1,433	1,371	5
Amortization of intangible assets	6	7	7	7	8	(14)	(25)	13	15	(13)
Total noninterest expense	691	755	748	691	677	(8)	2	1,446	1,386	4
Income before income taxes	$208	$212	$278	$348	$326	(2)%	(36)%	$420	$604	(30)%

Total revenue by line of business:
Investment Management	$603	$658	$709	$727	$700	(8)%	(14)%	$1,261	$1,398	(10)%
Wealth Management	296	306	311	305	299	(3)	(1)	602	592	2
Total revenue by line of business	$899	$964	$1,020	$1,032	$999	(7)%	(10)%	$1,863	$1,990	(6)%

Financial ratios:
Pre-tax operating margin	23%	22%	27%	34%	33%			23%	30%
Adjusted pre-tax operating margin – Non-GAAP (d)	26%	24%	29%	36%	35%			25%	33%

Selected balance sheet data:
Average loans	$14,087	$13,228	$12,737	$12,248	$11,871	6%	19%	$13,660	$11,742	16%
Average assets (e)	$33,668	$35,629	$31,306	$30,195	$30,370	(6)%	11%	$34,643	$31,213	11%
Average deposits	$20,802	$22,501	$18,374	$17,270	$17,466	(8)%	19%	$21,647	$18,317	18%
(a) On a constant currency basis, investment management and performance fees decreased 3% (Non-GAAP) compared with 2Q21. See "Explanation of GAAP and Non-GAAP Financial Measures" beginning on page 18 for the reconciliation of this Non-GAAP measure.

(b) Other fees primarily include investment services fees.
(c) Investment and other revenue and total fee and other revenue are net of income (loss) attributable to noncontrolling interests related to consolidated investment management funds.
(d) Net of distribution and servicing expense. See "Explanation of GAAP and Non-GAAP Financial Measures" beginning on page 18 for the reconciliation of this Non-GAAP measure.
(e) In business segments where average deposits are greater than average loans, average assets include an allocation of investment securities equal to the difference.
N/M – Not meaningful.

THE BANK OF NEW YORK MELLON CORPORATION
AUM BY PRODUCT TYPE, CHANGES IN AUM AND WEALTH MANAGEMENT CLIENT ASSETS

						2Q22 vs.				YTD22 vs.
(dollars in billions)	2Q22	1Q22	4Q21	3Q21	2Q21	1Q22	2Q21	YTD22	YTD21	YTD21
AUM by product type (a)(b):
Equity	$139	$168	$187	$180	$187	(17)%	(26)%
Fixed income	226	248	267	269	272	(9)	(17)
Index	387	440	467	436	440	(12)	(12)
Liability-driven investments	641	812	890	843	841	(21)	(24)
Multi-asset and alternative investments	188	215	228	218	222	(13)	(15)
Cash	356	383	395	364	358	(7)	(1)
Total AUM	$1,937	$2,266	$2,434	$2,310	$2,320	(15)%	(17)%

Changes in AUM (a)(b):
Beginning balance of AUM	$2,266	$2,434	$2,310	$2,320	$2,214			$2,434	$2,211
Net inflows (outflows):
Long-term strategies:
Equity	(4)	(4)	(4)	(5)	(3)			(8)	(3)
Fixed income	(1)	(5)	—	1	8			(6)	16
Liability-driven investments	12	17	1	16	11			29	19
Multi-asset and alternative investments	(5)	(4)	1	(2)	1			(9)	(1)
Total long-term active strategies inflows (outflows)	2	4	(2)	10	17			6	31
Index	12	(5)	(2)	(3)	(5)			7	(2)
Total long-term strategies inflows (outflows)	14	(1)	(4)	7	12			13	29
Short-term strategies:
Cash	(26)	(11)	31	7	13			(37)	32
Total net (outflows) inflows	(12)	(12)	27	14	25			(24)	61
Net market impact	(241)	(130)	96	4	79			(371)	43
Net currency impact	(76)	(26)	1	(28)	2			(102)	5
Ending balance of AUM	$1,937	$2,266	$2,434	$2,310	$2,320	(15)%	(17)%	$1,937	$2,320	(17)%

Wealth Management client assets (a)(c)	$264	$305	$321	$307	$305	(13)%	(13)%
(a) June 30, 2022 information is preliminary.
(b) Excludes assets managed outside of the Investment and Wealth Management business segment.
(c) Includes AUM and AUC/A in the Wealth Management line of business.

THE BANK OF NEW YORK MELLON CORPORATION
OTHER SEGMENT

(in millions)	2Q22	1Q22	4Q21	3Q21	2Q21	YTD22	YTD21
Revenue:
Fee revenue	$13	$8	$2	$12	$13	$21	$22
Investment and other revenue	62	12	19	23	9	74	(27)
Total fee and other revenue	75	20	21	35	22	95	(5)
Net interest (expense)	(35)	(32)	(38)	(38)	(45)	(67)	(83)
Total revenue	40	(12)	(17)	(3)	(23)	28	(88)
Provision for credit losses	30	17	(1)	(3)	(5)	47	(13)
Noninterest expense	63	33	55	16	49	96	90
(Loss) before taxes	$(53)	$(62)	$(71)	$(16)	$(67)	$(115)	$(165)

Selected balance sheet data:
Average loans and leases	$1,172	$1,319	$1,337	$1,528	$1,804	$1,244	$1,757
Average assets	$42,206	$42,501	$45,005	$46,006	$46,510	$42,371	$48,953

THE BANK OF NEW YORK MELLON CORPORATION
SECURITIES PORTFOLIO

(dollars in millions)	March 31, 2022		2Q22 change in unrealized gain (loss)	June 30, 2022			Fair value as a % of amortized cost (a)	Unrealized gain (loss)		% Floating rate (b)	Ratings (c)
				Amortized cost	Fair value						AAA/ AA-	A+/ A-	BBB+/ BBB-	BB+ and lower	Not rated
	Fair value
U.S. Treasury	$39,929		$(271)	$43,707	$42,547		97%	$(1,160)		50%	100%	—%	—%	—%	—%
Agency RMBS	45,780		(1,244)	45,448	42,241		93	(3,207)		13	100	—	—	—	—
Sovereign debt/sovereign guaranteed	13,131		(128)	12,901	12,577		97	(324)		14	86	4	9	1	—
Agency commercial MBS	12,423		(196)	12,798	12,257		96	(541)		37	100	—	—	—	—
Supranational	7,802		(59)	8,131	7,949		98	(182)		58	100	—	—	—	—
CLOs	5,815		(144)	6,230	6,046		97	(184)		100	99	—	—	—	1
Foreign covered bonds	6,252		(66)	6,010	5,831		97	(179)		48	100	—	—	—	—
U.S. government agencies	6,297		(119)	6,064	5,671		94	(393)		33	100	—	—	—	—
Non-agency commercial MBS	3,104		(101)	3,270	3,045		93	(225)		49	100	—	—	—	—
Foreign government agencies	2,771		(24)	2,684	2,599		97	(85)		25	92	8	—	—	—
Non-agency RMBS	2,538		(82)	2,447	2,346		96	(101)		50	85	3	—	7	5
State and political subdivisions	2,161		(71)	2,276	2,049		90	(227)		23	90	9	—	—	1
Other asset-backed securities	1,880		(30)	1,771	1,668		94	(103)		18	100	—	—	—	—
Corporate bonds	1,483		(41)	1,455	1,342		92	(113)		43	17	67	16	—	—
Other	1		—	1	1		100	—		—	—	—	—	—	100
Total securities	$151,367	(d)	$(2,576)	$155,193	$148,169	(d)(e)	95%	$(7,024)	(d)(f)	36%	98%	1%	1%	—%	—%
(a) Amortized cost reflects historical impairments, and is net of allowance for credit losses.
(b) Includes the impact of hedges.
(c) Represents ratings by S&P, or the equivalent.
(d) Includes net unrealized gains on derivatives hedging securities available-for-sale (including terminated hedges) of $914 million at March 31, 2022 and $1,764 million at June 30, 2022.
(e) The fair value of available-for-sale securities totaled $93,042 million at June 30, 2022, net of hedges, or 63% of the fair value of the securities portfolio, net of hedges. The fair value of the held-to-maturity securities totaled $55,127 million at June 30, 2022, or 37% of the fair value of the securities portfolio, net of hedges.

(f) At June 30, 2022, net unrealized losses of $2,585 million related to available-for-sale securities, net of hedges, and $4,439 million related to held-to-maturity securities.
Note: The amortizable purchase premium (net of discount) relating to securities was $1,486 million at June 30, 2022 and the amortization of that net purchase premium was $98 million in 2Q22.

THE BANK OF NEW YORK MELLON CORPORATION
ALLOWANCE FOR CREDIT LOSSES AND NONPERFORMING ASSETS

	2022		2021
(dollars in millions)	June 30	March 31	Dec. 31	Sept. 30	June 30
Allowance for credit losses – beginning of period:
Allowance for loan losses	$171	$196	$233	$269	$327
Allowance for lending-related commitments	53	45	40	50	73
Allowance for other financial instruments (a)	39	19	18	16	19
Allowance for credit losses – beginning of period	$263	$260	$291	$335	$419

Net (charge-offs) recoveries:
Charge-offs	(1)	—	(16)	—	(1)
Recoveries	1	1	2	1	3
Total net (charge-offs) recoveries	—	1	(14)	1	2
Provision for credit losses (b)	47	2	(17)	(45)	(86)
Allowance for credit losses – end of period	$310	$263	$260	$291	$335

Allowance for credit losses – end of period:
Allowance for loan losses	$181	$171	$196	$233	$269
Allowance for lending-related commitments	62	53	45	40	50
Allowance for other financial instruments (a)	67	39	19	18	16
Allowance for credit losses – end of period	$310	$263	$260	$291	$335

Allowance for loan losses as a percentage of total loans	0.26%	0.25%	0.29%	0.36%	0.42%

Nonperforming assets	$114	$119	$120	$108	$90
(a) Includes allowance for credit losses on federal funds sold and securities purchased under resale agreements, available-for-sale securities, accounts receivable, cash and due from banks and interest-bearing deposits with banks.

(b) Includes all other instruments within the scope of ASU 2016-13, Financial Instruments – Credit Losses: Measurement of Credit Losses on Financial Instruments.

THE BANK OF NEW YORK MELLON CORPORATION
EXPLANATION OF GAAP AND NON-GAAP FINANCIAL MEASURES

BNY Mellon has included in this Financial Supplement certain Non-GAAP financial measures on a tangible basis as a supplement to GAAP information, which exclude goodwill and intangible assets, net of deferred tax liabilities. We believe that the return on tangible common equity – Non-GAAP is additional useful information for investors because it presents a measure of those assets that can generate income, and the tangible book value per common share – Non-GAAP is additional useful information because it presents the level of tangible assets in relation to shares of common stock outstanding.

Net interest revenue, on a fully taxable equivalent ("FTE") basis – Non-GAAP and net interest margin (FTE) – Non-GAAP and other FTE measures include the tax equivalent adjustments on tax-exempt income which allows for the comparison of amounts arising from both taxable and tax-exempt sources and is consistent with industry practice. The adjustment to an FTE basis has no impact on net income.

BNY Mellon has also included the adjusted pre-tax operating margin – Non-GAAP, which is the pre-tax operating margin for the Investment and Wealth Management business segment, net of distribution and servicing expense that was passed to third parties who distribute or service our managed funds. We believe that this measure is useful when evaluating the performance of the Investment and Wealth Management business segment relative to industry competitors.

The presentation of the growth rates of investment management and performance fees on a constant currency basis permits investors to assess the significance of changes in foreign currency exchange rates. Growth rates on a constant currency basis were determined by applying the current period foreign currency exchange rates to the prior period revenue. We believe that this presentation, as a supplement to GAAP information, gives investors a clearer picture of the related revenue results without the variability caused by fluctuations in foreign currency exchange rates.

Notes:
Return on common and tangible common equity ratios are annualized.

Return on common equity and tangible common equity reconciliation
(dollars in millions)	2Q22	1Q22	4Q21	3Q21	2Q21	YTD22	YTD21
Net income applicable to common shareholders of The Bank of New York Mellon Corporation – GAAP	$835	$699	$822	$881	$991	$1,534	$1,849
Add: Amortization of intangible assets	17	17	19	19	20	34	44
Less: Tax impact of amortization of intangible assets	4	4	5	4	5	8	11
Adjusted net income applicable to common shareholders of The Bank of New York Mellon Corporation, excluding amortization of intangible assets – Non-GAAP	$848	$712	$836	$896	$1,006	$1,560	$1,882

Average common shareholders’ equity	$36,199	$37,363	$37,941	$39,755	$40,393	$36,778	$40,556
Less: Average goodwill	17,347	17,490	17,481	17,474	17,517	17,418	17,506
Average intangible assets	2,949	2,979	2,988	2,953	2,975	2,964	2,987
Add: Deferred tax liability – tax deductible goodwill	1,187	1,184	1,178	1,173	1,163	1,187	1,163
Deferred tax liability – intangible assets	668	673	676	673	675	668	675
Average tangible common shareholders’ equity – Non-GAAP	$17,758	$18,751	$19,326	$21,174	$21,739	$18,251	$21,901

Return on common equity – GAAP	9.3%	7.6%	8.6%	8.8%	9.8%	8.4%	9.2%
Return on tangible common equity – Non-GAAP	19.2%	15.4%	17.2%	16.8%	18.6%	17.2%	17.3%

THE BANK OF NEW YORK MELLON CORPORATION
EXPLANATION OF GAAP AND NON-GAAP FINANCIAL MEASURES
Book value and tangible book value per common share reconciliation	2022		2021
(dollars in millions, except common shares and unless otherwise noted)	June 30	March 31	Dec. 31	Sept. 30	June 30
BNY Mellon shareholders’ equity at period end – GAAP	$40,984	$41,799	$43,034	$43,601	$45,281
Less: Preferred stock	4,838	4,838	4,838	4,541	4,541
BNY Mellon common shareholders’ equity at period end – GAAP	36,146	36,961	38,196	39,060	40,740
Less: Goodwill	17,271	17,462	17,512	17,420	17,487
Intangible assets	2,934	2,968	2,991	2,941	2,964
Add: Deferred tax liability – tax deductible goodwill	1,187	1,184	1,178	1,173	1,163
Deferred tax liability – intangible assets	668	673	676	673	675
BNY Mellon tangible common shareholders’ equity at period end – Non-GAAP	$17,796	$18,388	$19,547	$20,545	$22,127

Period-end common shares outstanding (in thousands)	808,103	807,798	804,145	825,821	863,174

Book value per common share – GAAP	$44.73	$45.76	$47.50	$47.30	$47.20
Tangible book value per common share – Non-GAAP	$22.02	$22.76	$24.31	$24.88	$25.64

Net interest margin reconciliation
(dollars in millions)	2Q22	1Q22	4Q21	3Q21	2Q21
Net interest revenue – GAAP	$824	$698	$677	$641	$645
Add: Tax equivalent adjustment	3	3	4	3	3
Net interest revenue (FTE) – Non-GAAP	$827	$701	$681	$644	$648

Average interest-earning assets	$370,782	$373,186	$381,682	$381,065	$388,285

Net interest margin – GAAP (a)	0.89%	0.75%	0.71%	0.67%	0.67%
Net interest margin (FTE) – Non-GAAP (a)	0.89%	0.76%	0.71%	0.68%	0.67%
(a) Net interest margin is annualized.

THE BANK OF NEW YORK MELLON CORPORATION
EXPLANATION OF GAAP AND NON-GAAP FINANCIAL MEASURES
Pre-tax operating margin reconciliation - Investment and Wealth Management business segment
(dollars in millions)	2Q22	1Q22	4Q21	3Q21	2Q21	YTD22	YTD21
Income before income taxes – GAAP	$208	$212	$278	$348	$326	$420	$604

Total revenue – GAAP	$899	$964	$1,020	$1,032	$999	$1,863	$1,990
Less: Distribution and servicing expense	91	79	75	76	74	170	149
Adjusted total revenue, net of distribution and servicing expense – Non-GAAP	$808	$885	$945	$956	$925	$1,693	$1,841

Pre-tax operating margin – GAAP (a)	23%	22%	27%	34%	33%	23%	30%
Adjusted pre-tax operating margin, net of distribution and servicing expense – Non-GAAP (a)	26%	24%	29%	36%	35%	25%	33%
(a) Income before income taxes divided by total revenue.

Constant currency reconciliations			2Q22 vs.
(dollars in millions)	2Q22	2Q21	2Q21
Consolidated:
Investment management and performance fees – GAAP	$833	$889	(6)%
Impact of changes in foreign currency exchange rates	—	(33)
Adjusted investment management and performance fees – Non-GAAP	$833	$856	(3)%

Investment and Wealth Management business segment:
Investment management and performance fees – GAAP	$830	$890	(7)%
Impact of changes in foreign currency exchange rates	—	(33)
Adjusted investment management and performance fees – Non-GAAP	$830	$857	(3)%